Exhibit 10.1

FOURTH AGREEMENT TO EXTEND THE
BOARD OF MANAGERS SERVICES AGREEMENT

This Fourth Agreement to Extend the Boards of Managers Services Agreement (the “Fourth Extension Agreement”) is made by and between Cleco Group LLC, a Delaware limited liability company, Cleco Corporate Holdings LLC, a Louisiana limited liability, and Cleco Power LLC, a Louisiana limited liability company (each a “Company” and collectively, the “Companies”), and _______________ (“Manager”).

WHEREAS, the Board of Managers Services Agreement (the “Agreement”) between the Companies and Manager dated April 11, 2016 expired on April 30, 2017;

WHEREAS, the Companies and the Manager entered into an extension agreement dated May 1, 2017 which expired on April 31, 2018 (the “First Extension Agreement”);

WHEREAS, the Companies and the Manager entered into an extension agreement dated May 1, 2018 which expired on April 30, 2019 (the “Second Extension Agreement”);

WHEREAS, the Companies and the Manager entered into an extension agreement dated May 1, 2019 which expires on April 30, 2020; (the “Third Extension Agreement”); and

WHEREAS, the Companies and the Manager each desire to extend and continue said Agreement for the period of time and subject to the terms set forth in this Fourth Extension Agreement;

NOW THEREFORE, for good value, the parties hereto agree to the following:

1.    This Fourth Extension Agreement shall become effective on April 30, 2020 and continue through April 29, 2021, subject to the early termination provisions found in Section 3 of the Agreement.

2.    “Schedule 1 - Independent Director Compensation” of the Agreement shall be amended as follows:

Independent director compensation Annual Per Quarter
Base compensation - each independent director $ 150,000 $ 37,500
Additional compensation if a Committee Chair $ 20,000 $ 5,000
Additional compensation if Board Chair $ 82,500 $ 20,625

3.    This Fourth Extension Agreement shall be on all other terms and conditions as stated in the Agreement.

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By their signatures below, the undersigned representative of the Companies certifies that they are fully authorized to enter into the terms and conditions of this Fourth Extension Agreement and to execute and bind the Companies and their predecessors, successors, parents, subsidiaries, affiliates and assigns to this Fourth Extension Agreement.

[Signature page follow]

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In witness whereof, the parties hereto enter into this Fourth Extension Agreement effective as of _________________________, 2020.

Cleco Group LLC

By: _________________________________

Name: _William G. Fontenot_____________

Title: _President & CEO________________

Cleco Corporate Holdings LLC

By: _________________________________

Name: _William G. Fontenot_____________

Title: _President & CEO________________

Cleco Power LLC

By: _________________________________

Name: _William G. Fontenot_____________

Title: _ CEO________________

MANAGER

____________________________________
Date

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